=============================================================================
                PURSUANT TO THE PROSPECTUS DATED AUGUST __, 1998:
      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           AUGUST __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
=============================================================================

                          RENAISSANCE MEDIA GROUP LLC
                       RENAISSANCE MEDIA (LOUISIANA) LLC
                       RENAISSANCE MEDIA (TENNESSEE) LLC
                     RENAISSANCE MEDIA CAPITAL CORPORATION

                             LETTER OF TRANSMITTAL

                      10% SENIOR DISCOUNT NOTES DUE 2008

            To:  U.S. Trust Company of New York, the Exchange Agent


By Registered or Certified Mail:        By Overnight Courier:
-------------------------------         --------------------

U.S. Trust Company of New York          U.S. Trust Company of New York
P.O. Box 844                            770 Broadway
Cooper Station                          New York, New York  10003
New York, New York  10276-0844          Attn:  Corporate Trust, 13th Floor


By Hand:                                By Facsimile:
-------                                 ------------

U.S. Trust Company of New York          (212) 780-0592
111 Broadway, Lower Level
Corporation Trust Window                Confirm by telephone:
New York, New York  10006               (800) 548-6565


     Delivery of this instrument to an address other than as set forth above or transmission of this instrument via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus, dated August __, 1998 (the "Prospectus") of Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC, Renaissance Media Capital Corporation (collectively, the "Obligors") and Renaissance Media Group LLC (the "Guarantor") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer by the Obligors and the Guarantor (the "Exchange Offer") to exchange $1,000 Principal Amount at Maturity of the 10% Senior Discount Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 Principal Amount at Maturity of their outstanding 10% Senior Discount Notes due 2008 (the "Old Notes"), of which $163,175,000 original Principal Amount at Maturity is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on August __, 1998, unless the Obligors and the Guarantor, in their sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Obligors or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by The Depository Trust Company ("DTC") and who desires to deliver such Old Notes by book entry transfer at DTC. Capitalized terms used, but not defined, herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

1.   [_]   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE
           EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     DTC Book-Entry Account No.: _______________________________________________

     Transaction Code No.: _____________________________________________________


2.   [_]   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
           NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):


     Name of Registered or Acting Holder(s): ___________________________________

     Window Ticket No. (if any): _______________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Eligible Institution
     that Guaranteed Delivery: _________________________________________________

     If Delivered by Book-Entry Transfer,
     DTC Book-Entry Account No.: _______________________________________________

     Transaction Code Number: __________________________________________________

3.   [_]   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
           ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


     PLEASE NOTE: THE OBLIGORS AND THE GUARANTOR HAVE AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, THEY WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES (PROVIDED THAT THE OBLIGORS AND THE GUARANTOR RECEIVE NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A BROKER-DEALER).

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     ___________________________________________________________________________

     Attention:_________________________________________________________________

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and Principal Amount at Maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

================================================================================
         DESCRIPTION OF 10% SENIOR DISCOUNT NOTES DUE 2008 (OLD NOTES)
================================================================================
                                     Box 1
================================================================================
                                                                    Principal
                                                                    Amount at
                                                                     Maturity
                                                                    Tendered
    Name(s) and                             Aggregate Principal    (must be in
   Address(es)of                            Amount at Maturity      integral
  Registered Holder(s)       Certificate      Represented by       multiple of
(Please fill in, if blank)    Number(s)**     Certificate(s)        $1,000)*
-------------------------------------------------------------------------------


                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                                 Total
================================================================================
* Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 4.

    If the space provided above is inadequate, list the certificate numbers and Principal Amounts at Maturity on a separate signed schedule and affix the list to this Letter of Transmittal.

**  Need not be completed by Holders tendering by book-entry transfer.
================================================================================

                 Box 2                                     Box 3
=====================================      =====================================
  SPECIAL REGISTRATION INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 4, 5 and 6)              (See Instructions 4, 5 and 6)

To be completed ONLY if certificates        To be completed ONLY if certificates
for Old Notes in a Principal Amount         for Old Notes in a Principal Amount
at Maturity not tendered, or New            at Maturity not tendered, or New
Notes issued in exchange for Old            Notes issued in exchange for Old
Notes accepted for exchange, are to         Notes accepted for exchange, are to
be issued in a name other than the          be sent to an address other than the
name appearing in Box 1 above.              address appearing in Box 1 above, or
                                            if Box 2 is filled in, to an address
                                            other than the address appearing in
                                            Box 2.

Issue certificate(s) to:                    Deliver certificate(s) to:

Name _______________________________        Name_______________________________
           (Please Print)                              (Please Print)

Address ____________________________        Address____________________________

____________________________________        ___________________________________
         (Include Zip Code)                          (Include Zip Code)

____________________________________        ___________________________________
    (Tax Identification or Social             (Tax Identification or Social
          Security Number)                           Security Number)

=====================================      =====================================

                                     Box 4

================================================================================
                             BROKER-DEALER STATUS
[_] Check this box if the beneficial owner of the Old Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.
================================================================================

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC, Renaissance Media Capital Corporation (collectively, the "Obligors") and Renaissance Media Group LLC (the "Guarantor") the Principal Amount at Maturity of Old Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the Principal Amount at Maturity of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Obligors and the Guarantor all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Obligors and the Guarantor) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon, the order of, the Obligors and the Guarantor,
(ii) deliver certificates for such Old Notes to the Obligors and the Guarantor and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Obligors and the Guarantor and (iii) present such Old Notes for transfer on the books of the Obligors and the Guarantor and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Obligors and the Guarantor will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Obligors and the Guarantor. The undersigned hereby further represents that (i) the New Notes are to be acquired by the Holder or the person receiving such New Notes, whether or not such person is the Holder, in the ordinary course of business, (ii) the Holder or any such other person is not engaging and does not intend to engage in the distribution of the New Notes,
(iii) the Holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the New Notes, and (iv) neither the Holder nor any such other person is an "affiliate" of the Obligors and the Guarantor within the meaning of Rule 405 under the Securities Act. As indicated above, each Participating Broker-Dealer that receives an Exchange Note for its own account in exchange for Old Notes must acknowledge that it (i) acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Obligors and the Guarantor or any "affiliate" of the Obligors and the Guarantor (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer and (iii) will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Obligors and the Guarantor when it is no longer subject to such Prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Obligors and the Guarantor will assume that the undersigned is not a Participating Broker-Dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Notes.

     For purposes of the Exchange Offer, the Obligors and the Guarantor shall be deemed to have accepted validly tendered Old Notes when, as and if the Obligors and the Guarantor have given oral or written notice thereof to the Exchange Agent.

     If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Obligors and the Guarantor upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the registered Holder of the Old Notes appearing in Box 1 above (or in such event in the case of Old Notes tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Obligors and the Guarantor have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Obligors and the Guarantor do not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     The lines below must be signed by the registered Holder(s) exactly as its name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

x
______________________________________________________________   _______________
                                                                       Date
x
______________________________________________________________   _______________
          Signature(s) of Registered Holder(s)                         Date
                or Authorized Signatory

Area Code and Telephone Number: ___________________________

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Obligors and the Guarantor of such person's authority so to act. See Instruction 5.

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________


Address:________________________________________________________________________
                               (Include Zip Code)



                         MEDALLION SIGNATURE GUARANTEE
                        (If required by Instruction 5)
       Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:


________________________________________________________________________________
                            (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name of Firm)

________________________________________________________________________________
                          (Address, Include Zip Code)

________________________________________________________________________________
                       (Area Code and Telephone Number)


Dated: ____________, 1998

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Obligors, the Guarantor nor the Exchange Agent is under an obligation to notify any tendering Holder of the acceptance of tendered Old Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

        (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

        (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with
     DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

        (iii) the certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

     3. TENDER BY HOLDER. Only a Holder or Acting Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 Principal Amount at Maturity. If less than the entire Principal Amount at Maturity of Old Notes is tendered, the tendering Holder should fill in the Principal Amount at Maturity tendered in the column labeled "Principal Amount at Maturity Tendered" of the box entitled "Description of Old Notes" (Box 1) above. The entire Principal Amount at Maturity of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire Principal Amount at Maturity of Old Notes is not tendered, Old Notes for the Principal Amount at Maturity of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever.

     If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

     If this Letter of Transmittal is signed by the registered Holder, and New Notes are to be issued and any untendered or unaccepted Principal Amount at Maturity of Old Notes are to be reissued or returned to the registered Holder, then the registered Holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case, the registered Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Obligors and the Guarantor of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered Holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address in which the New Notes and/or substitute Old Notes for Principal Amounts at Maturity not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering Holders should complete the applicable box.

     If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the registered Holder of the Old Notes.

     7. TRANSFER TAXES. The Obligors and the Guarantor will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to the Obligors and the Guarantor or their order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Obligors and the

Guarantor or their order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Obligors and the Guarantor on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Obligors and the Guarantor (or the Exchange Agent with respect to the New Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Notes until the Holder furnishes the Obligors and the Guarantor or the Exchange Agent with respect to the New Notes, broker or custodian with its TIN. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Obligors and the Guarantor are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Obligors and the Guarantor or the Exchange Agent with respect to the New Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Obligors and the Guarantor, in their sole discretion, which determination will be final and binding. The Obligors and the Guarantor reserve the right to reject any and all Old Notes not validly tendered or any Old Notes, the acceptance of which would, in the opinion of the Obligors and the Guarantor or their counsel, be unlawful. The Obligors and the Guarantor also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Obligors and the Guarantor shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Obligors and the Guarantor shall determine. The Obligors and the Guarantor will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Obligors and the Guarantor reserve the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Obligors and the Guarantor will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Obligors and the Guarantor shall be deemed to have accepted tendered Old Notes when, as and if the Obligors and the Guarantor have given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                         (DO NOT WRITE IN SPACE BELOW)

================================================================================
    Certificate                    Old Notes                 Old Notes
    Surrendered                     Tendered                  Accepted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Delivery Prepared By: _______________ Checked By: _______________ Date:_________

================================================================================
                                PAYORS' NAMES:
                          RENAISSANCE MEDIA GROUP LLC
                       RENAISSANCE MEDIA (LOUISIANA) LLC
                       RENAISSANCE MEDIA (TENNESSEE) LLC
                     RENAISSANCE MEDIA CAPITAL CORPORATION

--------------------------------------------------------------------------------
       SUBSTITUTE             Name (if joint names, list first and circle the
                              name of the person or entity whose number you
        FORM W-9              enter in Part 1 below.  See instructions if your
                              name has changed.)
                           _____________________________________________________

     Department of            Address
     the Treasury
                           _____________________________________________________

    Internal Revenue          City, State and ZIP Code
       Service
                           _____________________________________________________

                              Part 1 - PLEASE PROVIDE YOUR     Social Security
                              ------                           Number or TIN
                              TAXPAYER IDENTIFICATION NUMBER
                              ("TIN") IN THE BOX AT RIGHT
                              AND CERTIFY BY SIGNING AND
                              DATING BELOW
                           _____________________________________________________
                              Part 2 - Check the box if you are NOT subject to
                              ------
                              backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because
                              (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                                                            [_]

________________________________________________________________________________
                              CERTIFICATION--UNDER THE              Part 3 -
                              PENALTIES OF PERJURY, I               ------
                              CERTIFY THAT THE INFORMATION          AWAITING
                              PROVIDED ON THIS FORM IS TRUE,        TIN
                              CORRECT AND COMPLETE.
                                                                            [_]
                              Signature: ________ Date: ______

================================================================================


Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.



_________________________________________________    ___________________________
             Signature                                       Date

                         Notice of Guaranteed Delivery
                                      for
                      10% SENIOR DISCOUNT NOTES DUE 2008
                                      of
                          RENAISSANCE MEDIA GROUP LLC
                       RENAISSANCE MEDIA (LOUISIANA) LLC
                       RENAISSANCE MEDIA (TENNESSEE) LLC
                     RENAISSANCE MEDIA CAPITAL CORPORATION


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Obligors") and Renaissance Media Group LLC (the "Guarantor") made pursuant to the Prospectus dated August __, 1998 (the "Prospectus") if Holders of certificates for the 10% Senior Discount Notes Due 2008 (the "Old Notes") who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

To:    U.S. Trust Company of New York, the Exchange Agent

By Registered or Certified Mail:        By Overnight Courier:
-------------------------------         --------------------

U.S. Trust Company of New York          U.S. Trust Company of New York
P.O. Box 844                            770 Broadway
Cooper Station                          New York, New York  10003
New York, New York  10276-0844          Attn:  Corporate Trust, 13th Floor

By Hand:                                By Facsimile:
-------                                 ------------

U.S. Trust Company of New York          (212) 780-0592
111 Broadway, Lower Level
Corporation Trust Window                Confirm by telephone:
New York, New York  10006               (800) 548-6565

     Delivery of this instrument to an address, or transmission of instructions via a facsimile, other than as set forth above, does not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.



Ladies and Gentlemen:

     The undersigned hereby tenders to Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (the "Obligors") and Renaissance Media Group LLC (the "Guarantor"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ____________ (number of Old Notes) Old Notes pursuant to the guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.

           NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Old Notes (if     Name(s) of Record Holder(s)
available)

______________________________________   ______________________________________


______________________________________   _______________________________________
                                                   Please Print or Type

                                         Address _______________________________

                                         _______________________________________

                                         Telephone. No._(___)___________________


                                         Signature(s)___________________________

                                         _______________________________________

                                         Dated:_________________________________


                                   GUARANTEE

                   (Not to be used for signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 10b-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Exchange Date.



Name of Firm__________________________   _______________________________________
                                                   Authorized Signature

Address_______________________________   Name___________________________________
                                                   Please Print or Type

______________________________________   Title__________________________________
                           Zip Code


Telephone. No._(___)__________________   Date:__________________________________


Dated:          , 1998

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.